The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72DD correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $8
Janus Balanced Fund $9,080
Janus Contrarian Fund $279
Janus Emerging Markets Fund $5
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $327
Janus Global Research Fund $101
Janus Global Select Fund $32
Janus Global Technology Fund $0
Janus Growth and Income Fund $356
Janus International Equity Fund $878
Janus Overseas Fund $182
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $6
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $465
Perkins International Value Fund $4

C-Class
Janus Asia Equity Fund $2
Janus Balanced Fund $7,298
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $89
Janus Global Research Fund $14
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $168
Janus International Equity Fund $163
Janus Overseas Fund $0
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $172
Perkins International Value Fund $3

D-Class
Janus Asia Equity Fund $100
Janus Balanced Fund $15,768
Janus Contrarian Fund $7,605
Janus Emerging Markets Fund $171
Janus Enterprise Fund $372
Janus Fund $7,400
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $654
Janus Global Research Fund $14,817
Janus Global Select Fund $11,661
Janus Global Technology Fund $761
Janus Growth and Income Fund $37,177
Janus International Equity Fund $422
Janus Overseas Fund $10,986
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $8,553
Janus Triton Fund $796
Janus Venture Fund $0
Perkins Global Value Fund $1,888
Perkins International Value Fund $40

I-Class
Janus Asia Equity Fund $54
Janus Balanced Fund $16,307
Janus Contrarian Fund $1,719
Janus Emerging Markets Fund $384
Janus Enterprise Fund $407
Janus Forty Fund $0
Janus Fund $1,023
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $1,827
Janus Global Research Fund $1,619
Janus Global Select Fund $293
Janus Global Technology Fund $36
Janus Growth and Income Fund $788
Janus International Equity Fund $1,547
Janus Overseas Fund $3,286
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $950
Janus Triton Fund $1,428
Janus Venture Fund $0
Perkins Global Value Fund $1,388
Perkins International Value Fund $145

N-Class
Janus Balanced Fund $20,116
Janus Enterprise Fund $131
Janus Forty Fund $0
Janus Fund $52
Janus International Equity Fund $2,420
Janus Overseas Fund $1,745
Janus Research Fund $374
Janus Triton Fund $477
Janus Venture Fund $0
Perkins Global Value Fund $69
Perkins International Value Fund $29

R-Class
Janus Balanced Fund $2,408
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Research Fund $16
Janus Global Select Fund $0
Janus Growth and Income Fund $34
Janus International Equity Fund $70
Janus Overseas Fund $148
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $6
Janus Balanced Fund $7,733
Janus Contrarian Fund $5
Janus Emerging Markets Fund $2
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $37
Janus Global Research Fund $280
Janus Global Select Fund $2
Janus Global Technology Fund $0
Janus Growth and Income Fund $359
Janus International Equity Fund $216
Janus Overseas Fund $1,797
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $5
Perkins International Value Fund $4

T-Class
Janus Asia Equity Fund $5
Janus Balanced Fund $50,229
Janus Contrarian Fund $3,095
Janus Emerging Markets Fund $19
Janus Enterprise Fund $145
Janus Forty Fund $0
Janus Fund $450
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $749
Janus Global Research Fund $9,347
Janus Global Select Fund $3,748
Janus Global Technology Fund $204
Janus Growth and Income Fund $20,356
Janus International Equity Fund $171
Janus Overseas Fund $10,733
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $3,799
Janus Triton Fund $1,118
Janus Venture Fund $0
Perkins Global Value Fund $1,416
Perkins International Value Fund $14


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72EE correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $17
Janus Balanced Fund $36,614
Janus Contrarian Fund $10,142
Janus Emerging Markets Fund $0
Janus Enterprise Fund $6,818
Janus Forty Fund $76,599
Janus Fund $2,993
Janus Global Life Sciences Fund $12,343
Janus Global Real Estate Fund $345
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1,360
Janus Growth and Income Fund $174
Janus International Equity Fund $2,044
Janus Overseas Fund $0
Janus Preservation Series - Global $219
Janus Preservation Series - Growth $788
Janus Research Fund $2,175
Janus Triton Fund $49,440
Janus Venture Fund $1,973
Perkins Global Value Fund $1,020
Perkins International Value Fund $6

C-Class
Janus Asia Equity Fund $13
Janus Balanced Fund $44,392
Janus Contrarian Fund $7,191
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2,967
Janus Forty Fund $100,958
Janus Fund $1,080
Janus Global Life Sciences Fund $6,210
Janus Global Real Estate Fund $131
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $521
Janus Growth and Income Fund $119
Janus International Equity Fund $668
Janus Overseas Fund $0
Janus Preservation Series - Global $175
Janus Preservation Series - Growth $890
Janus Research Fund $616
Janus Triton Fund $22,063
Janus Venture Fund $1,073
Perkins Global Value Fund $509
Perkins International Value Fund $6

D-Class
Janus Asia Equity Fund $199
Janus Balanced Fund $59,186
Janus Contrarian Fund $232,878
Janus Emerging Markets Fund $0
Janus Enterprise Fund $68,060
Janus Fund $1,178,746
Janus Global Life Sciences Fund $131,585
Janus Global Real Estate Fund $681
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $108,947
Janus Growth and Income Fund $17,078
Janus International Equity Fund $879
Janus Overseas Fund $0
Janus Preservation Series - Global $216
Janus Preservation Series - Growth $424
Janus Research Fund $323,138
Janus Triton Fund $80,481
Janus Twenty Fund $898,776
Janus Venture Fund $143,462
Perkins Global Value Fund $3,855
Perkins International Value Fund $51

I-Class
Janus Asia Equity Fund $104
Janus Balanced Fund $58,797
Janus Contrarian Fund $38,595
Janus Emerging Markets Fund $0
Janus Enterprise Fund $32,563
Janus Forty Fund $330,718
Janus Fund $88,223
Janus Global Life Sciences Fund $29,973
Janus Global Real Estate Fund $1,808
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $2,719
Janus Growth and Income Fund $353
Janus International Equity Fund $3,016
Janus Overseas Fund $0
Janus Preservation Series - Global $170
Janus Preservation Series - Growth $392
Janus Research Fund $26,628
Janus Triton Fund $111,845
Janus Venture Fund $22,651
Perkins Global Value Fund $2,601
Perkins International Value Fund $175

N-Class
Janus Balanced Fund $69,742
Janus Enterprise Fund $7,075
Janus Forty Fund $23,301
Janus Fund $3,898
Janus International Equity Fund $4,613
Janus Overseas Fund $0
Janus Research Fund $8,872
Janus Triton Fund $23,927
Janus Venture Fund $682
Perkins Global Value Fund $128
Perkins International Value Fund $35

R-Class
Janus Balanced Fund $12,357
Janus Contrarian Fund $189
Janus Enterprise Fund $4,272
Janus Forty Fund $44,670
Janus Fund $576
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $21
Janus International Equity Fund $172
Janus Overseas Fund $0
Janus Triton Fund $14,838

S-Class
Janus Asia Equity Fund $13
Janus Balanced Fund $34,600
Janus Contrarian Fund $758
Janus Emerging Markets Fund $0
Janus Enterprise Fund $12,135
Janus Forty Fund $219,832
Janus Fund $5,993
Janus Global Life Sciences Fund $515
Janus Global Real Estate Fund $42
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $421
Janus Growth and Income Fund $198
Janus International Equity Fund $509
Janus Overseas Fund $0
Janus Preservation Series - Global $134
Janus Preservation Series - Growth $161
Janus Research Fund $402
Janus Triton Fund $34,217
Janus Venture Fund $861
Perkins Global Value Fund $12
Perkins International Value Fund $6

T-Class
Janus Asia Equity Fund $7
Janus Balanced Fund $194,277
Janus Contrarian Fund $130,435
Janus Emerging Markets Fund $0
Janus Enterprise Fund $76,075
Janus Forty Fund $9,432
Janus Fund $332,195
Janus Global Life Sciences Fund $121,379
Janus Global Real Estate Fund $724
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $50,040
Janus Growth and Income Fund $9,801
Janus International Equity Fund $376
Janus Overseas Fund $0
Janus Preservation Series - Global $146
Janus Preservation Series - Growth $247
Janus Research Fund $198,278
Janus Triton Fund $216,037
Janus Twenty Fund $478,389
Janus Venture Fund $84,366
Perkins Global Value Fund $2,940
Perkins International Value Fund $18


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0.1725
Janus Balanced Fund $0.3137
Janus Contrarian Fund $0.0626
Janus Emerging Markets Fund $0.1277
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1566
Janus Global Research Fund $0.5365
Janus Global Select Fund $0.0737
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.6245
Janus International Equity Fund $0.2389
Janus Overseas Fund $0.0891
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.0177
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2606
Perkins International Value Fund $0.2048

C-Class
Janus Asia Equity Fund $0.0487
Janus Balanced Fund $0.2070
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0214
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1155
Janus Global Research Fund $0.1254
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.4270
Janus International Equity Fund $0.1353
Janus Overseas Fund $0
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.1930
Perkins International Value Fund $0.1387

D-Class
Janus Asia Equity Fund $0.1869
Janus Balanced Fund $0.3434
Janus Contrarian Fund $0.0743
Janus Emerging Markets Fund $0.1437
Janus Enterprise Fund $0.0272
Janus Fund $0.0568
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1630
Janus Global Research Fund $0.6477
Janus Global Select Fund $0.0967
Janus Global Technology Fund $0.0269
Janus Growth and Income Fund $0.6645
Janus International Equity Fund $0.2677
Janus Overseas Fund $0.3495
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1631
Janus Triton Fund $0.0234
Janus Venture Fund $0
Perkins Global Value Fund $0.2801
Perkins International Value Fund $0.2140

I-Class
Janus Asia Equity Fund $0.1949
Janus Balanced Fund $0.3550
Janus Contrarian Fund $0.1014
Janus Emerging Markets Fund $0.1534
Janus Enterprise Fund $0.0621
Janus Forty Fund $0
Janus Fund $0.1048
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1704
Janus Global Research Fund $0.7146
Janus Global Select Fund $0.1103
Janus Global Technology Fund $0.0503
Janus Growth and Income Fund $0.6848
Janus International Equity Fund $0.2853
Janus Overseas Fund $0.3551
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.2198
Janus Triton Fund $0.0302
Janus Venture Fund $0
Perkins Global Value Fund $0.3052
Perkins International Value Fund $0.2284

N-Class
Janus Balanced Fund $0.3669
Janus Enterprise Fund $0.0921
Janus Forty Fund $0
Janus Fund $0.1196
Janus International Equity Fund $0.2918
Janus Overseas Fund $0.4126
Janus Research Fund $0.2595
Janus Triton Fund $0.0471
Janus Venture Fund $0
Perkins Global Value Fund $0.3091
Perkins International Value Fund $0.2289

R-Class
Janus Balanced Fund $0.2523
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Research Fund $0.3591
Janus Global Select Fund $0.0096
Janus Growth and Income Fund $0.4966
Janus International Equity Fund $0.2265
Janus Overseas Fund $0.0800
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $0.1715
Janus Balanced Fund $0.2902
Janus Contrarian Fund $0.0141
Janus Emerging Markets Fund $0.1190
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1487
Janus Global Research Fund $0.4208
Janus Global Select Fund $0.0643
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.5653
Janus International Equity Fund $0.2364
Janus Overseas Fund $0.1675
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.0010
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2353
Perkins International Value Fund $0.2079

T-Class
Janus Asia Equity Fund $0.2674
Janus Balanced Fund $0.3291
Janus Contrarian Fund $0.0540
Janus Emerging Markets Fund $0.1381
Janus Enterprise Fund $0.0095
Janus Forty Fund $0
Janus Fund $0.0123
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1623
Janus Global Research Fund $0.5967
Janus Global Select Fund $0.0892
Janus Global Technology Fund $0.0157
Janus Growth and Income Fund $0.6405
Janus International Equity Fund $0.2531
Janus Overseas Fund $0.2978
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1180
Janus Triton Fund $0.0122
Janus Venture Fund $0
Perkins Global Value Fund $0.2753
Perkins International Value Fund $0.2151


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0.3724
Janus Balanced Fund $1.3104
Janus Contrarian Fund $2.2767
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.9724
Janus Forty Fund $14.2016
Janus Fund $9.0411
Janus Global Life Sciences Fund $5.3991
Janus Global Real Estate Fund $0.1707
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $3.8462
Janus Growth and Income Fund $0.3054
Janus International Equity Fund $0.5561
Janus Overseas Fund $0
Janus Preservation Series - Global $0.8276
Janus Preservation Series - Growth $0.4933
Janus Research Fund $6.1612
Janus Triton Fund $2.3610
Janus Venture Fund $7.0460
Perkins Global Value Fund $0.5719
Perkins International Value Fund $0.2758

C-Class
Janus Asia Equity Fund $0.3724
Janus Balanced Fund $1.3104
Janus Contrarian Fund $2.2767
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.9724
Janus Forty Fund $14.2016
Janus Fund $9.0411
Janus Global Life Sciences Fund $5.3991
Janus Global Real Estate Fund $0.1707
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $3.8462
Janus Growth and Income Fund $0.3054
Janus International Equity Fund $0.5561
Janus Overseas Fund $0
Janus Preservation Series - Global $0.8276
Janus Preservation Series - Growth $0.4933
Janus Research Fund $6.1612
Janus Triton Fund $2.3610
Janus Venture Fund $7.0460
Perkins Global Value Fund $0.5719
Perkins International Value Fund $0.2758

D-Class
Janus Asia Equity Fund $0.3724
Janus Balanced Fund $1.3104
Janus Contrarian Fund $2.2767
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.9724
Janus Fund $9.0411
Janus Global Life Sciences Fund $5.3991
Janus Global Real Estate Fund $0.1707
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $3.8462
Janus Growth and Income Fund $0.3054
Janus International Equity Fund $0.5561
Janus Overseas Fund $0
Janus Preservation Series - Global $0.8276
Janus Preservation Series - Growth $0.4933
Janus Research Fund $6.1612
Janus Triton Fund $2.3610
Janus Twenty Fund $9.9816
Janus Venture Fund $7.0460
Perkins Global Value Fund $0.5719
Perkins International Value Fund $0.2758

I-Class
Janus Asia Equity Fund $0.3724
Janus Balanced Fund $1.3104
Janus Contrarian Fund $2.2767
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.9724
Janus Forty Fund $14.2016
Janus Fund $9.0411
Janus Global Life Sciences Fund $5.3991
Janus Global Real Estate Fund $0.1707
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $3.8462
Janus Growth and Income Fund $0.3054
Janus International Equity Fund $0.5561
Janus Overseas Fund $0
Janus Preservation Series - Global $0.8276
Janus Preservation Series - Growth $0.4933
Janus Research Fund $6.1612
Janus Triton Fund $2.3610
Janus Venture Fund $7.0460
Perkins Global Value Fund $0.5719
Perkins International Value Fund $0.2758

N-Class
Janus Balanced Fund $1.3104
Janus Enterprise Fund $4.9724
Janus Forty Fund $14.2016
Janus Fund $9.0411
Janus International Equity Fund $0.5561
Janus Overseas Fund $0
Janus Research Fund $6.1612
Janus Triton Fund $2.3610
Janus Venture Fund $7.0460
Perkins Global Value Fund $0.5719
Perkins International Value Fund $0.2758

R-Class
Janus Balanced Fund $1.3104
Janus Contrarian Fund $2.2767
Janus Enterprise Fund $4.9724
Janus Forty Fund $14.2016
Janus Fund $9.0411
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0.3054
Janus International Equity Fund $0.5561
Janus Overseas Fund $0
Janus Triton Fund $2.3610

S-Class
Janus Asia Equity Fund $0.3724
Janus Balanced Fund $1.3104
Janus Contrarian Fund $2.2767
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.9724
Janus Forty Fund $14.2016
Janus Fund $9.0411
Janus Global Life Sciences Fund $5.3991
Janus Global Real Estate Fund $0.1707
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $3.8462
Janus Growth and Income Fund $0.3054
Janus International Equity Fund $0.5561
Janus Overseas Fund $0
Janus Preservation Series - Global $0.8276
Janus Preservation Series - Growth $0.4933
Janus Research Fund $6.1612
Janus Triton Fund $2.3610
Janus Venture Fund $7.0460
Perkins Global Value Fund $0.5719
Perkins International Value Fund $0.2758

T-Class
Janus Asia Equity Fund $0.3724
Janus Balanced Fund $1.3104
Janus Contrarian Fund $2.2767
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.9724
Janus Forty Fund $14.2016
Janus Fund $9.0411
Janus Global Life Sciences Fund $5.3991
Janus Global Real Estate Fund $0.1707
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $3.8462
Janus Growth and Income Fund $0.3054
Janus International Equity Fund $0.5561
Janus Overseas Fund $0
Janus Preservation Series - Global $0.8276
Janus Preservation Series - Growth $0.4933
Janus Research Fund $6.1612
Janus Triton Fund $2.3610
Janus Twenty Fund $9.9816
Janus Venture Fund $7.0460
Perkins Global Value Fund $0.5719
Perkins International Value Fund $0.2758


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund 37
Janus Balanced Fund 30,956
Janus Contrarian Fund 6,057
Janus Emerging Markets Fund 43
Janus Enterprise Fund 1,946
Janus Forty Fund 7,031
Janus Fund 402
Janus Global Life Sciences Fund 4,105
Janus Global Real Estate Fund 2,446
Janus Global Research Fund 225
Janus Global Select Fund 413
Janus Global Technology Fund 478
Janus Growth and Income Fund 565
Janus International Equity Fund 3,680
Janus Overseas Fund 1,607
Janus Preservation Series - Global 269
Janus Preservation Series - Growth 1,485
Janus Research Fund 507
Janus Triton Fund 24,401
Janus Venture Fund 748
Perkins Global Value Fund 1,814
Perkins International Value Fund 21

C-Class
Janus Asia Equity Fund 36
Janus Balanced Fund 38,808
Janus Contrarian Fund 4,757
Janus Emerging Markets Fund 11
Janus Enterprise Fund 730
Janus Forty Fund 9,704
Janus Fund 157
Janus Global Life Sciences Fund 2,302
Janus Global Real Estate Fund 870
Janus Global Research Fund 121
Janus Global Select Fund 282
Janus Global Technology Fund 200
Janus Growth and Income Fund 421
Janus International Equity Fund 1,199
Janus Overseas Fund 1,229
Janus Preservation Series - Global 234
Janus Preservation Series - Growth 1,790
Janus Research Fund 207
Janus Triton Fund 10,704
Janus Venture Fund 260
Perkins Global Value Fund 973
Perkins International Value Fund 23

D-Class
Janus Asia Equity Fund 603
Janus Balanced Fund 47,496
Janus Contrarian Fund 111,765
Janus Emerging Markets Fund 1,163
Janus Enterprise Fund 14,344
Janus Fund 159,518
Janus Global Life Sciences Fund 28,626
Janus Global Real Estate Fund 4,132
Janus Global Research Fund 22,703
Janus Global Select Fund 117,807
Janus Global Technology Fund 32,837
Janus Growth and Income Fund 56,182
Janus International Equity Fund 1,625
Janus Overseas Fund 29,429
Janus Preservation Series - Global 277
Janus Preservation Series - Growth 970
Janus Research Fund 59,565
Janus Triton Fund 37,617
Janus Venture Fund 22,285
Perkins Global Value Fund 6,992
Perkins International Value Fund 245

I-Class
Janus Asia Equity Fund 295
Janus Balanced Fund 48,013
Janus Contrarian Fund 20,185
Janus Emerging Markets Fund 2,487
Janus Enterprise Fund 8,665
Janus Forty Fund 29,918
Janus Fund 14,069
Janus Global Life Sciences Fund 7,192
Janus Global Real Estate Fund 11,342
Janus Global Research Fund 2,457
Janus Global Select Fund 2,696
Janus Global Technology Fund 879
Janus Growth and Income Fund 1,136
Janus International Equity Fund 5,340
Janus Overseas Fund 8,795
Janus Preservation Series - Global 215
Janus Preservation Series - Growth 798
Janus Research Fund 5,417
Janus Triton Fund 55,931
Janus Venture Fund 4,342
Perkins Global Value Fund 4,586
Perkins International Value Fund 610

N-Class
Janus Balanced Fund 57,938
Janus Enterprise Fund 2,381
Janus Forty Fund 2,378
Janus Fund 547
Janus International Equity Fund 8,712
Janus Overseas Fund 4,090
Janus Research Fund 1,682
Janus Triton Fund 12,826
Janus Venture Fund 153
Perkins Global Value Fund 234
Perkins International Value Fund 140

R-Class
Janus Balanced Fund 9,769
Janus Contrarian Fund 95
Janus Enterprise Fund 1,011
Janus Forty Fund 4,338
Janus Fund 88
Janus Global Research Fund 55
Janus Global Select Fund 24
Janus Growth and Income Fund 64
Janus International Equity Fund 343
Janus Overseas Fund 1,769
Janus Triton Fund 7,293

S-Class
Janus Asia Equity Fund 37
Janus Balanced Fund 27,152
Janus Contrarian Fund 314
Janus Emerging Markets Fund 18
Janus Enterprise Fund 2,810
Janus Forty Fund 20,938
Janus Fund 814
Janus Global Life Sciences Fund 156
Janus Global Real Estate Fund 259
Janus Global Research Fund 665
Janus Global Select Fund 33
Janus Global Technology Fund 138
Janus Growth and Income Fund 594
Janus International Equity Fund 948
Janus Overseas Fund 9,220
Janus Preservation Series - Global 173
Janus Preservation Series - Growth 342
Janus Research Fund 27
Janus Triton Fund 15,937
Janus Venture Fund 171
Perkins Global Value Fund 15
Perkins International Value Fund 21

T-Class
Janus Asia Equity Fund 58
Janus Balanced Fund 161,194
Janus Contrarian Fund 61,691
Janus Emerging Markets Fund 137
Janus Enterprise Fund 17,528
Janus Forty Fund 952
Janus Fund 46,450
Janus Global Life Sciences Fund 30,438
Janus Global Real Estate Fund 6,405
Janus Global Research Fund 15,684
Janus Global Select Fund 40,883
Janus Global Technology Fund 15,186
Janus Growth and Income Fund 30,946
Janus International Equity Fund 731
Janus Overseas Fund 32,221
Janus Preservation Series - Global 189
Janus Preservation Series - Growth 509
Janus Research Fund 37,353
Janus Triton Fund 107,457
Janus Venture Fund 15,930
Perkins Global Value Fund 5,192
Perkins International Value Fund 81


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $10.01
Janus Balanced Fund $30.87
Janus Contrarian Fund $22.26
Janus Emerging Markets Fund $8.43
Janus Enterprise Fund $91.22
Janus Forty Fund $32.41
Janus Fund $39.02
Janus Global Life Sciences Fund $59.13
Janus Global Real Estate Fund $11.54
Janus Global Research Fund $68.06
Janus Global Select Fund $14.04
Janus Global Technology Fund $22.30
Janus Growth and Income Fund $48.50
Janus International Equity Fund $12.84
Janus Overseas Fund $31.24
Janus Preservation Series - Global $11.98
Janus Preservation Series - Growth $10.80
Janus Research Fund $45.36
Janus Triton Fund $24.87
Janus Venture Fund $67.43
Perkins Global Value Fund $13.94
Perkins International Value Fund $10.87

C-Class
Janus Asia Equity Fund $10.03
Janus Balanced Fund $30.69
Janus Contrarian Fund $21.41
Janus Emerging Markets Fund $8.40
Janus Enterprise Fund $87.01
Janus Forty Fund $28.94
Janus Fund $37.85
Janus Global Life Sciences Fund $56.32
Janus Global Real Estate Fund $11.44
Janus Global Research Fund $67.06
Janus Global Select Fund $13.67
Janus Global Technology Fund $21.18
Janus Growth and Income Fund $48.13
Janus International Equity Fund $12.58
Janus Overseas Fund $30.59
Janus Preservation Series - Global $11.67
Janus Preservation Series - Growth $10.47
Janus Research Fund $44.01
Janus Triton Fund $23.79
Janus Venture Fund $64.88
Perkins Global Value Fund $13.64
Perkins International Value Fund $10.82

D-Class
Janus Asia Equity Fund $10.06
Janus Balanced Fund $30.92
Janus Contrarian Fund $22.34
Janus Emerging Markets Fund $8.40
Janus Enterprise Fund $92.63
Janus Fund $39.29
Janus Global Life Sciences Fund $59.82
Janus Global Real Estate Fund $11.63
Janus Global Research Fund $67.24
Janus Global Select Fund $13.95
Janus Global Technology Fund $22.60
Janus Growth and Income Fund $48.53
Janus International Equity Fund $12.78
Janus Overseas Fund $31.03
Janus Preservation Series - Global $12.01
Janus Preservation Series - Growth $10.87
Janus Research Fund $45.63
Janus Triton Fund $25.19
Janus Venture Fund $68.52
Perkins Global Value Fund $14.07
Perkins International Value Fund $10.85

I-Class
Janus Asia Equity Fund $10.07
Janus Balanced Fund $30.92
Janus Contrarian Fund $22.33
Janus Emerging Markets Fund $8.42
Janus Enterprise Fund $93.10
Janus Forty Fund $32.93
Janus Fund $39.29
Janus Global Life Sciences Fund $59.87
Janus Global Real Estate Fund $11.62
Janus Global Research Fund $68.15
Janus Global Select Fund $13.99
Janus Global Technology Fund $22.73
Janus Growth and Income Fund $48.54
Janus International Equity Fund $12.79
Janus Overseas Fund $31.13
Janus Preservation Series - Global $12.09
Janus Preservation Series - Growth $10.91
Janus Research Fund $45.57
Janus Triton Fund $25.31
Janus Venture Fund $68.65
Perkins Global Value Fund $13.85
Perkins International Value Fund $10.85

N-Class
Janus Balanced Fund $30.89
Janus Enterprise Fund $93.27
Janus Forty Fund $32.95
Janus Fund $39.35
Janus International Equity Fund $12.77
Janus Overseas Fund $31.03
Janus Research Fund $45.57
Janus Triton Fund $25.34
Janus Venture Fund $68.82
Perkins Global Value Fund $13.80
Perkins International Value Fund $10.86

R-Class
Janus Balanced Fund $30.76
Janus Contrarian Fund $21.96
Janus Enterprise Fund $89.37
Janus Forty Fund $30.41
Janus Fund $38.63
Janus Global Research Fund $67.58
Janus Global Select Fund $13.88
Janus Growth and Income Fund $48.34
Janus International Equity Fund $12.61
Janus Overseas Fund $30.74
Janus Triton Fund $24.49

S-Class
Janus Asia Equity Fund $10.00
Janus Balanced Fund $30.86
Janus Contrarian Fund $22.27
Janus Emerging Markets Fund $8.38
Janus Enterprise Fund $90.86
Janus Forty Fund $31.64
Janus Fund $39.28
Janus Global Life Sciences Fund $58.59
Janus Global Real Estate Fund $11.55
Janus Global Research Fund $68.22
Janus Global Select Fund $14.09
Janus Global Technology Fund $22.11
Janus Growth and Income Fund $48.49
Janus International Equity Fund $13.17
Janus Overseas Fund $30.97
Janus Preservation Series - Global $11.91
Janus Preservation Series - Growth $10.75
Janus Research Fund $45.02
Janus Triton Fund $24.72
Janus Venture Fund $67.18
Perkins Global Value Fund $14.13
Perkins International Value Fund $10.88

T-Class
Janus Asia Equity Fund $9.93
Janus Balanced Fund $30.89
Janus Contrarian Fund $22.32
Janus Emerging Markets Fund $8.41
Janus Enterprise Fund $92.27
Janus Forty Fund $31.85
Janus Fund $39.40
Janus Global Life Sciences Fund $59.65
Janus Global Real Estate Fund $11.62
Janus Global Research Fund $67.18
Janus Global Select Fund $13.96
Janus Global Technology Fund $22.53
Janus Growth and Income Fund $48.50
Janus International Equity Fund $12.69
Janus Overseas Fund $31.04
Janus Preservation Series - Global $12.02
Janus Preservation Series - Growth $10.83
Janus Research Fund $45.63
Janus Triton Fund $25.07
Janus Venture Fund $67.99
Perkins Global Value Fund $14.04
Perkins International Value Fund $10.85